Q1 2017 Financial Results May 4, 2017

2 Safe Harbor The information made available in this presentation contains forward-looking statements which reflect the Company’s current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties and the Company's actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to our business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward- looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

Who We Are NASDAQ: SAUC IPO: 2008 Market capitalization $76M Largest Buffalo Wild Wings Franchisee › Leading operator › Strong cash generator › 64 BWW locations › Recent share price $2.87 › 52 week range $0.70 - $2.96 › Insider ownership 49% › Institutional ownership 12% › Shares outstanding 26.7M 3 Pure play franchisee with scale and track record of accretive acquisitions Market data as of May 1, 2017 (Source: Bloomberg, LP); Ownership as of most recent filing

First Quarter Highlights Sales up 2.8% to $44.3M Two new Florida restaurants in 2017 vs. 2016 Same Store Sales off 0.3%, compared to industry decline of 1.7% Adjusted EBITDA of $6.2M, 13.9% of sales Restaurant-level EBITDA of $8.4M, 19.0% of sales Strong cash from operations and FCF Net cash from operations of $4.4M and free cash flow of $3.0M for the quarter Cost of sales up 140 basis points vs. Q1 2016 as wing prices were high throughout the quarter (some relief expected in Q2) and traffic-driving promotional activity weighed heavily on margins Lower margin on higher restaurant-level expenses Substantial improvement vs. prior 4 quarters driven by improved traffic but partially offset by declining average check resulting from increased discount activity; aided by favorable calendar 4 Sales S-S-S EBITDA Margins Cashflow

Sales and Traffic 5

6 Traffic was a strong positive in Q1 2017 – driven in part by increased promotional activity resulting in a negative effect on average check NOTE: Average check is predominantly driven by price but is also influenced by product mix and, to a lesser extent, average guests per check. 2.6% 2.9% 5.5% 5.9% 7.7% 4.1% 1.3% 0.8% -2.2% -2.7% -1.8% -5.4% -0.3% 4.3% 3.0% -3.1% 0.9% 1.1% 2.2% 0.2% 0.6% -2.5% -1.8% -2.0% -2.0% -3.0% -3.3% -4.3% 2.0% 1.1% -3.0% -3.2% 1.7% 1.7% 3.3% 5.7% 7.1% 6.6% 3.1% 2.8% -0.2% 0.2% 1.4% -1.1% -2.3% 3.2% 6.1% 0.1% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 FY 2014 FY 2015 FY 2016 SSS% Traffic % Avg Check % Average Check and Traffic Trends

 Delivery • Delivery available at nearly half the system in Q2 (29 locations) • Implementing increased menu pricing for delivery in Q2  Blazin’ Rewards • Completed roll out across entire network in Q1 2017 • Aggressive training and education initiatives • Bounce back coupon for sign-up  Other initiatives • Promotions (Half-Price Wing Tuesdays, BOGO Blitzes) • Large parties and catering • 15-Minute lunch 7 Sales and Traffic-Driving Actions

8 Delivery External Sales as % of Total 26 Locations In Q3 2016, DRH aggressively pursued partnerships with regional and national delivery services to increase kitchen utilization and drive incremental sales – delivery channel is showing strong growth and to date we see no evidence that delivery sales cannibalize carry-out sales Delivery Drives Incremental Sales  2017 delivery sales expected to reach $1.5-$2M; 26 Q1 delivery locations with an additional 3 in Q2  Average delivery check is 13% higher than dine-in and 17% higher than carry-out 20.6% 19.3% 19.5% 20.4% 21.9% 1.9% 2.7% 2.8% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 % of Carry-Out Sales % of Delivery Sales

9 Blazin’ Rewards Loyalty Program Blazin’ Rewards Members After a strong pilot of the new Blazin’ Rewards program in our 18 St. Louis area locations, we rolled out the program to all 64 locations in Q1 2017 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 29 31 33 35 37 39 41 43 45 47 49 51 1 3 5 7 9 11 13 15 Week 2016 2017 Successful Pilot Leads to Full Rollout  Blazin’ Rewards pilot program rolled out in 18 St. Louis area locations in July 2016  In Q1 2017 all remaining locations rolled out the Blazin’ Rewards program  As of April 2017, over 44,000 DRH guests were enrolled in the program  Average loyalty check currently 20% higher than non-loyalty

10 Half-Price Wing Tuesday Promotion Tuesday SSS % Trends Half-Price Wing Tuesday Promo -3.4% 8.9% 15.5% 6 Week Prior to Promo Post Promo 2016 Post Promo 2017 YTD The half-price wing Tuesday promotion has proven to drive significant traffic throughout all dayparts on an otherwise lower volume day – contribution margin on incremental sales over 50% Leveraging various media to promote:  Sport, Talk and Music Radio  Pandora®  Digital Media  Outdoor  In-store digital (Rockbot®) & POP

Margins and EBITDA 11

12 Quarterly Restaurant EBITDA Trends 1 – On June 29, 2015, we acquired 18 locations in the St. Louis market to add to our existing 44 units, which had a dilutive AUV of $2.3 million 2 – FF = Franchise-related fees which includes 5.0% royalty and 3.0 – 3.15% NAF (national advertising fund) Both margins and AUV’s sequentially improved in Q1 2017; cost of sales up on increased promotional activity and higher wing costs AUV ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.8 $2.8 $2.6 21.8% 20.6% 19.4% 20.3% 21.5% 20.0% 19.6% 16.5% 19.0% 21.2% 20.4% 19.4% 5.5% 5.9% 6.4% 6.6% 6.5% 6.8% 7.0% 7.2% 6.5% 5.2% 6.2% 6.8% 8.0% 8.0% 8.0% 8.0% 8.2% 8.1% 8.1% 8.1% 8.0% 8.0% 8.0% 8.1% 12.6% 13.4% 13.0% 12.7% 11.5% 12.1% 13.3% 14.0% 12.3% 13.2% 12.9% 12.7% 23.3% 23.9% 25.1% 24.8% 24.4% 25.2% 24.7% 25.0% 24.7% 23.8% 24.4% 24.8% 28.8% 28.1% 28.1% 27.6% 28.0% 27.9% 27.4% 29.2% 29.4% 28.5% 28.1% 28.1% KEY Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 FY2014 FY 2015 FY 2016 C O S LA B O R OPE X FF2 OCC R ES T. EB IT D A 1

13 Cost of Sales Impacts Q1 2016 COS % Bone-In Wing Costs Wing Yield 1/2 Price Promo St. Louis Boneless Promo Boneless Wing Costs Alcohol Costs Sales Mix/ Waste/Other Food Costs Q1 2017 COS % 28.0% 0.35% 0.25% 0.43% 0.30% 0.24% 0.35% 29.4% 0.08% Historically high traditional (bone-in) wing costs and lower yields, coupled with the Half-Price Wing Tuesdays promotion, drove 103 of the 140 basis point increase in COS % in Q1 2017

28.8% 28.1% 28.1% 27.6% 28.0% 27.9% 27.4% 29.2% 29.4% 28.5% 28.1% 28.1% 21.7% 20.1% 20.4% 19.5% 20.3% 20.9% 19.5% 23.5% 24.0% 18.4% 20.4% 21.1% $1.89 $1.77 $1.80 $1.79 $1.92 $1.92 $1.70 $1.95 $2.02 $1.53 $1.81 $1.87 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 FY 2014 FY 2015 FY 2016 Total COS % Wing Cost % of Total COS Wing Cost/Lb 14 COS Trends and Wing Impact NOTE: Wing prices are the average price paid per pound of fresh, jumbo chicken wings – including distribution costs (approximately $0.29 per pound) Traditional wing costs hit record highs in Q1 2017 and have trended higher in early Q2; wings as % of total COS spiked to 24.0%

15 Historical Wing Prices Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec $ / lb. Fresh Jumbo Chicken Wing Spot Prices Source: Urner Barry Comtell™ UB Chicken – Midwest Jumbo Wings NOTE: Logistics cost to restaurants is $0.29 / lb. over the spot price Volatile fresh wing prices have ranged between $1.41 and $1.87/lb. since 2015; early Q2 upward trend is not typical $0.75 $0.95 $1.15 $1.35 $1.55 $1.75 $1.95 2014 2015 2016 2017

16 Cost of Sales Actions  Testing revised Wing Tuesday promotion in markets we control (40 stores - Tampa, St. Louis, N. Michigan) • Eliminating the “half-off” concept • Introducing “BOGO” (buy one / get one free) • Limiting to two sizes with higher margin – snack and small  Discontinued the “Half-off Boneless Thursdays” promotion that was tested in the St. Louis market (return to “70¢ Boneless Thursdays”) • Incremental traffic on an already stronger day not sufficient to justify the higher cost of the “half-off” promotion • “70¢” per wing price reduces the cost of the promotion  Menu price increase of 1.8% effective May 2017  Increasing all prices on delivery menu by 10% effective May 2017

17 Total Labor Trends NOTE: OH = Overhead labor costs including payroll taxes, FUTA, SUTA, health benefits and retirement plan. Bonus is typically between 1.0-1.2% of sales. Hourly and total labor costs continue to be held in check as we push productivity initiatives as a means of offsetting wage inflation 23.3% 23.9% 25.1% 24.8% 24.4% 25.2% 24.7% 25.0% 24.7% 23.8% 24.4% 24.8% 12.5% 13.2% 13.8% 13.3% 13.1% 13.6% 13.3% 13.6% 13.1% 12.9% 13.2% 13.4% 5.6% 6.0% 6.4% 6.4% 6.2% 6.4% 6.6% 6.6% 6.6% 5.8% 6.1% 6.5% 5.2% 4.7% 4.9% 5.2% 5.1% 5.1% 4.8% 4.8% 5.1% 5.1% 5.0% 4.9% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 FY 2014 FY 2015 FY 2016 Hourly Labor % of Sales Mgmt Labor % of Sales Bonus & OH % of Sales

18 Adjusted EBITDA Trends 21.8% 20.6% 19.4% 20.3% 21.5% 20.0% 19.6% 16.5% 19.0% 21.2% 20.4% 19.4% 4.3% 8.0% 5.8% 5.1% 5.0% 5.7% 5.7% 5.8% 5.3% 5.1% 5.7% 5.6% Key Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 FY2014 FY 2015 FY 2016 G& A R ES T. EB IT D A G&A expenses increased with the St. Louis acquisition in 2015 and we have not yet driven leverage against the higher costs – plan to drive G&A toward 5.0% by 2H 2017

19 G&A Impacts G&A expenses were higher than our target of 5% of net sales in Q1 2017 as sales slightly lagged expectations – initiatives in place to drive reduction toward targeted range for remainder of 2017 Q1 2016 G&A % Support Expense Support Salaries Marketing Q1 2017 G&A % 5.0% 0.4% 0.5% 5.3% 0.2%

20 G&A Actions  Targeting second half run rate of 5% even at low end of sales guidance • $1 million run rate savings target  Post – Bagger Dave’s spin-off overhead restructuring coupled with tight spending controls • Reductions in salaries and support office expenses  Reduced (more targeted) local marketing spend • Better leveraging of National Ad Fund spend • More targeted local spend

The Future 21

22 Value Creation – Going Forward Value Proposition • Best in class operations • Proven integration skills • Strong positive cash flow • Financial strength and flexibility • Tax benefits to offset over $50 million in pre-tax income Current Environment • Roll-up of other BWW franchisees ready for exit as cycle turns • Potential for BWLD re-franchising activity • Opportunities with new franchised concepts Growth Strategy • Disciplined, value-accretive growth through acquisition • Supplemented by opportunistic new unit development

23 Reiterating Fiscal 2017 Guidance1  Revenue of $173 million to $178 million  Restaurant-level EBITDA of $33.0 million to $36.0 million  Adjusted EBITDA between $23.5 million to $26.5 million  Capital expenditures of approximately $4 million to $6 million • One new restaurant under construction – opening June 2017 • At least two remodels planned for 2017 – targeted at ~$0.6 million each 1 2017 guidance provided as of May 4, 2017

24 Free Cash Flow and Net Debt Net debt / EBITDA target in the range of 4x by the end of 2017 and 3x by the end of 2018

Citi Restaurant Seminar Marcum MicroCap Conference – New York City Q2 2017 earnings release (call on August 4th) Dougherty Conference – Minneapolis 25 May 22nd June 15th August 3rd September 19th Upcoming Investor Relations Calendar

Exhibits 26

27 EBITDA Reconciliation

28 EBITDA Reconciliation cont. Restaurant-Level EBITDA represents net income (loss) plus the sum of non-restaurant specific general and administrative expenses, restaurant pre- opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses related to acquisitions, equity offerings or other non-recurring expenses. Adjusted EBITDA represents net income (loss) plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide an additional metric by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors. Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, which is non-recurring. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations. Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures.